                           SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934
                              (AMENDMENT NO.  )

Filed by the Registrant                     /x/

Filed by a Party other than the Registrant  / /

Check the appropriate box:
/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
/x/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                    MUNICIPAL PARTNERS FUND II INC.
   ------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


   ------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or Item
    22(a)(2) of Schedule 14A
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3)
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

                        MUNICIPAL PARTNERS FUND II INC.
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                                                 August 28, 1995

To the Stockholders:

     The Annual Meeting of Stockholders of Municipal Partners Fund II Inc. (the 'Fund') will be held at 7 World Trade Center, New York, New York on the 38th floor, on Thursday, October 26, 1995, at 10:00 a.m., for the purposes of considering and voting upon:

          1. The election of a director (Proposal 1).

          2. The ratification of the selection of Price Waterhouse LLP as the independent accountants of the Fund for the fiscal year ending June 30, 1996 (Proposal 2).

          3. Any other business that may properly come before the meeting.

     The close of business on August 23, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

                                         By Order of the Board of Directors,
                                         Tana E. Tselepis
                                         Secretary

        TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


                        REGISTRATION                      VALID SIGNATURE
          ----------------------------------------  ----------------------------
          CORPORATE ACCOUNTS
          ----------------------------------------
          (1) ABC Corp. ..........................  ABC Corp.
          (2) ABC Corp. ..........................  John Doe, Treasurer
          (3) ABC Corp. ..........................  John Doe
                        c/o John Doe, Treasurer
          (4) ABC Corp. Profit Sharing Plan ......  John Doe, Trustee

          TRUST ACCOUNTS
          ----------------------------------------
          (1) ABC Trust ..........................  Jane B. Doe, Trustee
          (2) Jane B. Doe, Trustee ...............  Jane B. Doe
                        u/t/d 12/28/78

          CUSTODIAL OR ESTATE ACCOUNTS
          ----------------------------------------
          (1) John B. Smith, Cust. ...............  John B. Smith
                        f/b/o John B. Smith, Jr.
                        UGMA

          (2) John B. Smith ......................  John B. Smith, Jr., Executor

                        MUNICIPAL PARTNERS FUND II INC.
                 7 WORLD TRADE CENTER  NEW YORK, NEW YORK 10048
                            ------------------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Municipal Partners Fund II Inc. (the 'Fund') of proxies to be used at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York on the 38th floor, on Thursday, October 26, 1995 at 10:00 a.m. (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about August 31, 1995. Stockholders who execute proxies retain the right to revoke them in person at the Annual Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of a director and FOR proposal 2. The close of business on August 23, 1995 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On the record date there were 6,007,094 shares of Common Stock outstanding and 900 shares of Preferred Stock outstanding.

     In the event that a quorum is not present at the Annual Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval. Under the By-Laws of the Fund, a quorum is constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of Common Stock of the Fund entitled to vote at the Meeting.

     Advantage Advisers, Inc. ('Advantage'), whose principal business address is Oppenheimer Tower, World Financial Center, 200 Liberty Street, New York, New York 10281, is the Fund's investment manager.

     Salomon Brothers Asset Management Inc ('SBAM'), whose principal business address is 7 World Trade Center, New York, New York 10048, is the Fund's investment adviser and administrator.

                              SUMMARY OF PROPOSALS

         PROPOSAL                                                 CLASS OF SHAREHOLDERS SOLICITED

-------------------------------------------------------     --------------------------------------------
1. Election of a Director                                   Holders of Preferred Stock
2. Ratification of Selection of Independent Accountants     Holders of Preferred Stock and Common Stock

                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the meeting, the holders of the Fund's Preferred Stock will be asked to elect one Class I Director, to hold office until the 1998 Annual Meeting of Stockholders or thereafter when his respective successor is elected and qualified. The terms of office of the Class II and Class III Directors expire at the Annual

Meeting of Stockholders in 1996 and 1997, respectively, or thereafter in each case when their respective successors are elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Annual Meeting (unless directed not to vote) FOR the election of the nominee named below. Mr. Hamilton is currently a member of the Board of Directors of the Fund. He has indicated that he will serve if elected, but if he should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides information concerning the nominee for election as a director:

                                                                 COMMON STOCK         PREFERRED STOCK
                                                              BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                  DIRECTLY OR           DIRECTLY OR
                                                                INDIRECTLY, ON        INDIRECTLY, ON
                                                                 JUNE 30, 1995         JUNE 30, 1995
     NOMINEE AND PRINCIPAL OCCUPATION        DIRECTOR         -------------------   -------------------
        DURING THE PAST FIVE YEARS            SINCE     AGE        SHARES(A)              SHARES
------------------------------------------   --------   ---   -------------------   -------------------
NOMINEE TO SERVE UNTIL 1998 ANNUAL MEETING
OF STOCKHOLDERS
Allan C. Hamilton, Member of Audit            1993      74           2,070              -0-
     Committee; formerly Vice President
     and Treasurer, Exxon Corporation.

     The following table provides information concerning the remaining directors of the Fund:


                                                                 COMMON STOCK         PREFERRED STOCK
                                                              BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                  DIRECTLY OR           DIRECTLY OR
                                                                INDIRECTLY, ON        INDIRECTLY, ON
                                                                 JUNE 30, 1995         JUNE 30, 1995
      NAME AND PRINCIPAL OCCUPATION          DIRECTOR         -------------------   -------------------
        DURING THE PAST FIVE YEARS            SINCE     AGE        SHARES(A)              SHARES
------------------------------------------   --------   ---   -------------------   -------------------
DIRECTORS SERVING UNTIL 1996 ANNUAL
MEETING OF STOCKHOLDERS
Charles F. Barber, Member of Audit            1993      78           1,000              -0-
     Committee; Consultant; formerly
     Chairman of the Board, ASARCO
     Incorporated.
Michael S. Hyland*, President; President      1993      49           1,000              -0-
     and Managing Director, Salomon
     Brothers Asset Management Inc and
     Managing Director, Salomon Brothers
     Inc; prior to which he was Managing
     Director, First Boston Asset
     Management Corp. and Managing
     Director, First Boston Corporation.
DIRECTORS SERVING UNTIL 1997 ANNUAL
MEETING OF STOCKHOLDERS
Mark C. Biderman*, Chairman; Managing         1994      49            -0-               -0-
     Director, Oppenheimer & Co., Inc.;
     Executive Vice President, Advantage
     Advisers, Inc.

                                                   (footnotes on following page)

                                                                 COMMON STOCK         PREFERRED STOCK
                                                              BENEFICIALLY OWNED,   BENEFICIALLY OWNED,
                                                                  DIRECTLY OR           DIRECTLY OR
                                                                INDIRECTLY, ON        INDIRECTLY, ON
                                                                 JUNE 30, 1995         JUNE 30, 1995
      NAME AND PRINCIPAL OCCUPATION          DIRECTOR         -------------------   -------------------
        DURING THE PAST FIVE YEARS            SINCE     AGE        SHARES(A)              SHARES
------------------------------------------   --------   ---   -------------------   -------------------
Robert L. Rosen, Member of Audit              1993      48            -0-               -0-
     Committee; Managing General Partner,
     RLR Partners L.P. (1989-present);
     (formerly Chairman, Damon
     Corporation; Chairman, Damon Group
     Inc. (1989-1995) and American

     Magnetics Corporation, (1987-1991))

------------------
     * 'Interested person' as defined in the Investment Company Act of 1940 because of a relationship with Advantage or SBAM.
      (A) The holdings of no nominee represented more than 1% of the outstanding shares of the Fund. Each nominee has sole voting and investment power with respect to the listed shares.

     Each of the nominees serves as a director of certain other U.S. registered investment companies, as described below. Mr. Hyland serves as a director for five other investment companies co-advised by Advantage and SBAM and seven additional investment companies advised by SBAM. Mr. Barber serves as a director for five other investment companies co-advised by Advantage and SBAM, two additional investment companies advised by Advantage and seven additional investment companies advised by SBAM. Mr. Barber also serves as a director for six investment companies advised by investment advisory affiliates of Smith Barney Inc. and as a trustee of Lehman Brothers Institutional Funds Group Trust. Mr. Hamilton also serves as a director for one other investment company co-advised by Advantage and SBAM and three additional investment companies advised by SBAM. Messrs. Rosen and Biderman each serve as a director for one other investment company co-advised by Advantage and SBAM and for one additional investment company advised by Advantage.

     At May 31, 1995, directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund. No person owned of record, or to the knowledge of management, owned beneficially more than 5% of the Fund's outstanding shares at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 5,096,349 shares, equal to approximately 85% of the outstanding shares of the Fund.

     The executive officers of the Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. In addition to Messrs. Biderman and Hyland, the present executive officers of the Fund are:

                                                                       OFFICER
          NAME                      OFFICE                  AGE         SINCE
------------------------  ---------------------------       ----       -------
Marybeth Whyte            Executive Vice President           38         1994
Alan M. Mandel            Treasurer                          37         1995
Tana E. Tselepis          Secretary                          59         1993

     Ms. Whyte has been an employee of SBAM and a Vice President of Salomon Brothers Inc ('SBI') since July 1994. Prior to July 1994, Ms. Whyte was a Senior Vice President and head of the Municipal Bond area at Fiduciary Trust Company International. Mr. Mandel has been a Vice President of SBAM since January 1,

1995. Prior to

January 1995, he was Chief Financial Officer of Hyperion Capital Management Inc. (October 1991-December 1994) and Vice President of Mitchell Hutchins Asset Management Inc. (1987-October 1991). Ms. Tselepis has been an employee of SBAM and a Vice President and Senior Administrator of SBI since October 1989.

     The Fund's Audit Committee is composed of Messrs. Barber, Rosen and Hamilton. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee did not meet during the year ended June 30, 1995. The Fund has no nominating or compensation committees.

     During the fiscal year ended June 30, 1995, the Board of Directors met five times. Each director attended at least 75% of the aggregate number of meetings of the Board and the committee for which he was eligible.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Annual Meeting information regarding compensation paid to directors by the Fund, as well as by the various other investment companies advised by Advantage and/or SBAM. The following table provides information concerning the compensation paid to directors during the twelve months ended June 30, 1995. Each of the directors listed below are members of the Audit Committee of the Fund and audit and other committees of certain other investment companies advised by Advantage and/or SBAM, and, accordingly, the amounts provided in the table include compensation for service on such committees. Please note that the Fund does not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended June 30, 1995 by the Fund to Messrs. Biderman and Hyland who, as employees of Advantage and SBAM, respectively, are interested persons as defined under the Investment Company Act of 1940 (the '1940 Act').

                                           TOTAL COMPENSATION
                             AGGREGATE      FROM OTHER FUNDS     TOTAL COMPENSATION    TOTAL COMPENSATION
                            COMPENSATION     CO-ADVISED BY        FROM OTHER FUNDS      FROM OTHER FUNDS
NAME OF NOMINEE              FROM FUND     ADVANTAGE AND SBAM   ADVISED BY ADVANTAGE    ADVISED BY SBAM     TOTAL COMPENSATION
--------------------------  ------------   ------------------   --------------------   ------------------   -----------------
                                            DIRECTORSHIPS(A)      DIRECTORSHIPS(A)      DIRECTORSHIPS(A)     DIRECTORSHIPS(A)
Charles F. Barber.........     $9,900           $ 46,950(5)           $ 16,600(2)           $ 54,875(7)          $128,325(15)
Allan C. Hamilton.........     $9,900           $  9,900(1)           $      0              $ 21,050(3)          $ 40,850(5)
Robert L. Rosen...........     $7,800           $  7,800(1)           $  7,450(1)           $      0             $ 23,050(3)

------------------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that director.


     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(f) of the 1940 Act in combination require the Fund's directors and officers, persons who own more than ten percent of the Fund's Common Stock, Advantage and SBAM and their respective directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that all relevant persons have complied with applicable filing requirements during the fiscal year ended June 30, 1995, except that the Form 3--Initial Statement of Beneficial Ownership of Securities for Charles DeMarco, Vice President of Advantage, was inadvertently not timely filed.

REQUIRED VOTE

     The election of Mr. Hamilton as a director requires a plurality of the votes cast by the holders of shares of Preferred Stock of the Fund present in person or represented by proxy at the meeting with a quorum present. The presence in person or by proxy of stockholders of the Fund entitled to cast at least a majority of the votes entitled to be cast shall constitute a quorum. For purposes of the election of directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for directors.

        PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending June 30, 1996. The appointment of independent accountants is approved annually by the Board of Directors and is subsequently submitted to the stockholders for ratification. The Fund has been advised by Price Waterhouse LLP that at June 30, 1995 neither that firm nor any of its partners had any direct or material indirect financial interest in the Fund. A representative of Price Waterhouse LLP will be at the Meeting to answer questions concerning the audit of the Fund's financial statements and will have an opportunity to make a statement if he chooses to do so.

     THE DIRECTORS, INCLUDING THE 'NON-INTERESTED' DIRECTORS, UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE 'FOR' RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

REQUIRED VOTE

     Ratification of the selection of Price Waterhouse LLP as independent accountants of the Fund requires the affirmative vote of the holders of a majority of the votes cast by holders of shares of Common Stock and Preferred Stock of the Fund, voting together as a single class, present in person or represented by proxy at the Meeting with a quorum present. For purposes of this proposal, abstentions and broker non-votes will not be considered to be votes cast for the foregoing purpose.

                                 OTHER BUSINESS


     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 1996 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than May 3, 1996.

                         EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of Advantage and SBAM or their affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection.

August 28, 1995

                        MUNICIPAL PARTNERS FUND II INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

  The undersigned hereby appoints Alan M. Mandel and Tana E. Tselepis, and both of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Common Stock of Municipal Partners Fund II Inc. (the 'Fund') which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York on the 38th floor, on Thursday, October 26, 1995 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

                          (CONTINUED ON REVERSE SIDE)

    /X/   PLEASE MARK YOUR VOTES
          AS IN THIS EXAMPLE:

                                        2.    The ratification of the     FOR    AGAINST    ABSTAIN
                                              selection of Price          / /      / /       / /
                                              Waterhouse LLP as indepen-
                                              dent accountants of the
                                              Fund for the fiscal year
                                              ending June 30, 1996.

                                        3.    Any other business that
                                              may properly come before
                                              the meeting.

                                        4.    I will be attending the     / /
                                              meeting.

                                        Please Complete, Sign and Date hereon and
                                        Mail In Accompanying Postpaid Envelope.


SIGNATURE                                 DATE                                                     DATE
          ------------------------------       ---------------  -----------------------------           ---------------
                                                                  SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

                        MUNICIPAL PARTNERS FUND II INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

  The undersigned hereby appoints Alan M. Mandel and Tana E. Tselepis, and both of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Preferred Stock of Municipal Partners Fund II Inc. (the 'Fund') which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at 7 World Trade Center, New York, New York on the 38th floor, on Thursday, October 26, 1995 at 10:00 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS AND FOR PROPOSAL 2.

Please refer to the Proxy Statement for a discussion of the Proposals.

                          (CONTINUED ON REVERSE SIDE)

   /X/    PLEASE MARK YOUR
          VOTES AS IN THIS
          EXAMPLE:

                    FOR
                  Nominee
                listed at right      WITHHOLD
                  (except as       Authority to
                   marked to        vote for all
                 the contrary     nominees listed
                    below).         at right
1. ELECTION OF     / /                / /          Nominees:  Class I:           2.  The ratification of the    FOR AGAINST ABSTAIN
   A DIRECTOR                                                 Allan C. Hamilton      selection of Price         / /   / /    / /
                                                                                     Waterhouse LLP as indepen-
                                                                                     dent accountants of the
                                                                                     Fund for the fiscal year
                                                                                     ending June 30, 1996.

(INSTRUCTION: To withhold the authority to                                       3.    Any other business that
vote for the individual nominee write the                                              may properly come before
name of the nominee on the line below.)                                                the meeting.


------------------------------------------                                                 PREFERRED STOCK

                                                                                 4.    I will be attending the  / /
                                                                                       meeting.

                                                                                 Please Complete, Sign and Date hereon and
                                                                                 Mail In Accompanying Postpaid Envelope.

SIGNATURE                                 DATE                                                     DATE
          ------------------------------       ---------------  -----------------------------           ---------------
                                                                  SIGNATURE IF HELD JOINTLY

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.